UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2023

TREAN INSURANCE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39392	84-4512647
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 Lake Street West Wayzata, Minnesota	55391
(Address of principal executive offices)	(Zip Code)

(952) 974-2200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TIG	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE.

As previously disclosed in the Current Report on Form 8-K filed by Trean Insurance Group, Inc., a Delaware corporation (the “Company”), with the Securities and Exchange Commission (the “SEC”) on December 16, 2022, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 15, 2022, by and among the Company, Treadstone Parent Inc., a Delaware corporation (“Parent”), and Treadstone Merger Sub Inc., a Delaware corporation (“Merger Sub”), providing for the acquisition of the Company by affiliates of Altaris, LLC, a Delaware limited liability company (“Altaris”), subject to the terms and conditions set forth therein (the “Merger”). Parent and Merger Sub are indirectly owned by investment funds managed by Altaris. On April 21, 2023, the Merger became effective and the Company and Parent took various other actions, as discussed further below.

ITEM 2.01.	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On April 21, 2023, pursuant to the terms of the Merger Agreement, the Merger was completed, with Merger Sub being merged with and into the Company, with the Company surviving the Merger as a wholly-owned subsidiary of Parent. At the effective time of the Merger, each outstanding share of the Company’s common stock, par value $0.01 per share (the “Common Stock”), subject to certain exceptions, was automatically converted into the right to receive an amount in cash equal to $6.15 per share, without interest, pursuant to the Merger Agreement. A description of the consideration payable to holders of the Company’s options, restricted stock units, performance stock units and market stock units is set forth under the heading “Terms of the Merger Agreement—Transaction Consideration—Outstanding Trean Equity Awards” in the Company’s Definitive Proxy Statement filed with the SEC on March 16, 2023, as supplemented on April 12, 2023 (the “Proxy Statement”), and such description is incorporated herein by reference.

The total aggregate cash consideration paid to holders of Company Common Stock, options, restricted stock units, performance stock units and market stock units outstanding at the effective time of the Merger (subject to certain exceptions) was approximately $148.8 million. The sources of funds for such cash consideration were equity contributions from investment funds associated with Altaris, together with cash from the Company's balance sheet.

The information set forth in the Introductory Note above is incorporated herein by reference. The foregoing description, including the portions incorporated by reference herein, does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is incorporated by reference as Exhibit 2.1 hereto and incorporated herein by reference.

ITEM 3.01.	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

In connection with the completion of the Merger, on April 21, 2023, the Company (i) notified the Nasdaq Stock Market LLC (“Nasdaq”) that the Merger has been completed and (ii) submitted a request to Nasdaq for Nasdaq to cease trading of the Common Stock on Nasdaq and to suspend the listing of the Common Stock and to file with the SEC an application on Form 25 to delist the Common Stock from Nasdaq and deregister the Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Company intends to file with the SEC a certification on Form 15 with respect to the Common Stock requesting the deregistration of the Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

The information set forth in the Introductory Note and Item 2.01 above (including the section of the Proxy Statement listed therein) is incorporated herein by reference.

ITEM 3.03.	MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS.

Upon the effective time of the Merger on April 21, 2023, each issued and outstanding share of Common Stock, subject to certain exceptions, was canceled and ceased to exist, and holders of Common Stock immediately prior to the effective time of the Merger ceased to have any rights as stockholders of the Company (other than their right to receive the transaction consideration of $6.15 per share in cash, without interest, pursuant to the Merger Agreement). The foregoing description does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is incorporated by reference as Exhibit 2.1 hereto and incorporated herein by reference.

The information set forth in the Introductory Note, Item 2.01, Item 3.01, Item 5.01 and Item 5.03 is incorporated herein by reference.

ITEM 5.01.	CHANGES IN CONTROL OF REGISTRANT.

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger on April 21, 2023, the Company became a wholly-owned subsidiary of Parent and, accordingly, a change in control of the Company occurred.

The information set forth in the Introductory Note, Item 2.01, Item 3.01, Item 3.03, Item 5.02 and Item 5.03 is incorporated herein by reference.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Pursuant to the terms of the Merger Agreement, Mary A. Chaput, Philip I. Smith, Randall D. Jones and Terry P. Mayotte ceased serving as members of the Company’s board of directors and each committee thereof. Following the consummation of the Merger, Nicholas Fulco was appointed as a member of the Company’s board of directors until the earlier of his death, resignation or removal or until his respective successor is duly elected and qualified, and Andrew M. O’Brien, Daniel G. Tully, Julie A. Baron and Steven B. Lee remained members of the Company’s board of directors.

ITEM 5.03.	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGES IN FISCAL YEAR.

At the effective time of the Merger on April 21, 2023, the Amended and Restated Certificate of Incorporation of the Company, was amended and restated in its entirety. In addition, in connection with the Merger, the Amended and Restated By-laws of the Company, were amended and restated in their entirety. The Second Amended and Restated Certificate of Incorporation of the Company and the Second Amended and Restated Bylaws of the Company are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated by reference herein.

ITEM 8.01.	OTHER EVENTS.

On April 21, 2023, the Company and Altaris issued a joint press release announcing the closing of the Merger. The joint press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated as of December 15, 2022, by and among Trean Insurance Group, Inc., Treadstone Parent Inc., and Treadstone Merger Sub Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K dated December 19, 2022, File No. 001-39392)*

3.1	Second Amended and Restated Certificate of Incorporation of Trean Insurance Group, Inc.

3.2	Second Amended and Restated Bylaws of Trean Insurance Group, Inc.

99.1	Joint Press Release issued April 21, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule or attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 21, 2023

TREAN INSURANCE GROUP, INC.

	By:	/s/ Nicholas J. Vassallo
	Name:	Nicholas J. Vassallo
	Title:	Chief Financial Officer